UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement.
☒	Definitive additional materials.
☐	Soliciting Material under §240.14a-12.

Kewaunee Scientific Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

KEWAUNEE SCIENTIFIC CORPORATION

2022 Annual Meeting
Vote by August 23, 2022
11:59 PM ET

KEWAUNEE SCIENTIFIC CORPORATION
ATTN: THOMAS D. HULL III
P.O. BOX 1842
STATESVILLE, NC 28687-1842

D87345-P75738

You invested in KEWAUNEE SCIENTIFIC CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 24, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 24, 2022
11:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/KEQU2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors - Class III	
1a. Margaret B. Pyle	For
1b. Donald F. Shaw	For
2. Ratification of the appointment of the independent registered public accounting firm of FORVIS, LLP as the Company's independent auditors for fiscal year 2023.	For
3. Approval, on an advisory basis, of the compensation of our named executives.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D87346-P75738